Exhibit 10.12

Loan Contract

(Party A)
Lender:	Lishuang Lu

(Party B)
Borrower:	The Fifth Season Hangzhou Department Store Investment Management Co., Ltd.

(Party C)
Guarantor:	Lianmo Wu, Zhumin Zhang

1.	General Provision

Party A, B and C sign the contract on February 18, 2011. Party B pledges its real estate as collateral to party A and promises to pay interest on the loan. Party C is a guarantor of party B and is responsible for paying party A in case of party B’s default.

2.	Loan Amount, Period, and Interest
Loan amount: CNY 24,000,000
Period: From February 18, 2011 to April 17, 2011
Interest: Monthly interest rate is 1.62%

3.	Collateral Condition
	1)	Room 208, No. 515, 535, 555 Huancheng Lu, Songjiang District, Shanghai (Construction area: 781.30 square meters)
	2)	Room 201, No. 515, 535, 555 Huancheng Lu, Songjiang District, Shanghai (Construction area: 2059.36 square meters)
Above collateral’s value is CNY 24,000,000.

4.	Guarantee Scope of Collateralized Real Estate
Principle, interest, default fee, and other fees.

5.	Registration
Party A and B shall register with local real estate registration department in five business days after signing the contract.

6.	Management of Collateralized Real Estate
Party B promises to take proper care of the real estate and is responsible for repairing and maintenance of it.

7.	Limitation on Disposal of Collateral
Party B cannot transfer, sell or alter the collateral during loan period.

8.	Lease of Collateralized Real Estate

Party B, as a lessor, shall send to the lessee written notice of collateralization if it is to lease the real estate. Lessee shall leave the premise in 10 days when party B is forced to sell the collateral due to default. Party A shall gain the lease right of the collateral after party B’s default.

9.	Party B’s Promise
Party B promises that its ownership and disposal right of the collateral are valid and provided materials are true.

10.	Termination of Real Estate Collateralization
The collateral contract is terminated once party B pays off loan principle and interest and fulfills contract provisions.

11.	Party B and C’s Promise
Party B promises all materials are true. Party C, as a guarantor, has the duty to pay in case of party B’s default.

12.	Payment
The payment shall be done in a lump sum of principle and interest when the loan period ends. Early payment is allowed.

13.	Breach Duties
In case of default, party B shall pay a default fee that is 20% of the loan.

14.	Dispute Resolution
The contract, binding to all three parties, is notarized at Yangpu Notarization Department in Shanghai.

Signature page

Lender: Lishuang Lu
By: /s/ Lishuang Lu

Borrower: The Fifth Season Hangzhou Department Store Investment Management Co., Ltd.
By: /seal/ The Fifth Season Hangzhou Department Store Investment Management Co., Ltd.
/s/ Lide Zhu

Date: February 18, 2011